UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

Manhattan Associates, Inc.
(Exact name of registrant as specified in its charter)

Georgia	0-23999	58-2373424
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Windy Ridge Parkway, Suite 1000, Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 955-7070

NONE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 14, 2011, at a regular meeting of the Board of Directors of Manhattan Associates, Inc. (the “Company”), Peter J. Kight delivered notice of his resignation from the Board, and David K. Dabbiere gave notice of his resignation, effective July 31, 2011, from his position as Senior Vice President, Chief Legal Officer and Secretary of the Company.

Mr. Kight’s decision was due to demands on his time related to other on-going business activities. Mr. Dabbiere resigned in order to pursue personal interests. Neither departure was due to any disagreement with the Company on any matter.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Manhattan Associates, Inc.

By: /s/ Dennis B. Story
Dennis B. Story
Executive Vice President and Chief Financial Officer

Dated: July 20, 2011